Exhibit 99.1

March 17, 2026 Fourth Quarter FY2025 Business Update Investor Presentation

Disclaimer and Forward-Looking Statements

No Offer or Solicitation

This presentation (this "Presentation") has been prepared to assist interested parties in making their own evaluation of New Era Energy & Digital, Inc., a Nevada corporation ("New Era" or the "Company"), its projects and prospects. This Presentation is proprietary and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of New Era. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the Company, or its affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Use of Projections

This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to any projections for the purpose of their inclusion in this Presentation and, accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

No Representation or Warranties

All information is provided "AS IS" and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics regarding the markets and industries in which the Company competes. Such information and statistics are based on the Company's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the accuracy or completeness of the information provided by the third-party sources. The Company expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Forward-Looking Statements

This Presentation contains "forward-looking statements." Forward-looking statements reflect the current view about future events. When used in this Presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this letter relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: our ability to construct, develop, lease and maintain our flagship project; our ability to access adequate project financing, commercial borrowings and debt and equity capital markets to fund our significant anticipated capital expenditures; the impact of supply chain disruptions, labor availability, raw materials and input commodity costs and availability, and manufacturing and transportation; general business and economic conditions; environmental history, remediation, and associated risks; our ability to obtain and renew leases with our tenants on terms favorable to us, and manage our growth, business, financial results and results of operations; our ability to respond to price fluctuations and rapidly changing technology; the impact of tariffs and global trade disruptions on us and our tenants; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, and restrictive governmental actions; the degree and nature of our competition; our failure to generate sufficient cash flows to service indebtedness; our expectations regarding the anticipated timeline of our cash, cash equivalents and short-term investments, future financial performance and our ability to continue as a going concern; material negative changes in the creditworthiness and the ability of our tenants to meet their contractual obligations; increases and volatility in interest rates; increased power, labor, equipment procurement, shipping, refurbishment or construction costs; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; our inability to obtain and/or maintain necessary government or other required consents or permits; changes in, or the failure or inability to comply with, local, state, federal and applicable international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us; and other factors (including the risks contained in the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025). Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Nasdaq: NUAI | newerainfra.ai

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Charlie Nelson President & Chief Operating Officer Nasdaq: NUAI | newerainfra.ai 3 ● Infrastructure developer with experience building and scaling large energy and industrial platforms ● Background across pipelines, gas processing, power, terminals, fuels and chemicals ● Led development and commercialization of energy transition technologies ● Oversaw more than $1B in infrastructure projects, including the largest sustainable jet fuel offtake deal ● Experienced energy executive with leadership roles across exploration, development and operations ● Former CEO of Cross Border Resources and Dala Petroleum ● Previously Executive VP of Resaca Exploitation and President of WS Oil & Gas ● Since 2005 has managed development of 950+ wells across New Mexico, Texas and Oklahoma E. Will Gray II Chairman & Chief Executive Officer Today’s Presenters Ted Warner Chief Financial Officer ● 20 years infrastructure & energy capital markets ● Former Head of Energy, Power & Digital Infrastructure, Northland ● Led >$7B data center infrastructure financing ● Structured capital solutions for AI/HPC infrastructure

Context

Industry Landscape and Growth Drivers

A Structurally
Undersupplied Market

Hyperscaler Demand Rapidly Outgrowing Power Supply

- Rapid growth in AI and high-performance compute driving unprecedented demand
- Scarcity of power-secured, deliverable hyperscale capacity
- Long development timelines and grid constraints favor behind-the-meter solutions
- Hyperscalers prioritizing speed, certainty, and scale over traditional colocation

New Era's Unique Position in the Market

- **Flagship asset**: Texas Critical Data Center ("TCDC"), Permian Basin (1+ GW campus, 438 acres owned + 54 acres pending)
- Proposed replicable campus model across new geographies
- **State-of-the-art modular designs** with high speed-to-market and technological flexibility

Global Demand for Data Center Capacity


Expected to Quadruple by **2030**
298%
growth
2023
2030

Investment Momentum: Global Annual Data Center IT Capex[1]


Expected to Accelerate as Demand Grows
Hyperscalers are projected to invest over **$350B** in data center capex in **2025**
$349B
$464B
$571B
$693B
$800B
2024
2025
2026
2027
2028

Global Demand for Data Center Capacity
Source: Gartner reports; IDC reports; Nvidia capital markets reports; McKinsey Data Center Demand Mode

Investment Momentum: Global Annual Data Center IT Capex[1]:
Source: Dell'Oro Group.
1 Includes Cloud, Colocation, Telco, and Enterprise

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Company Playbook

Designed for Accelerated Execution

Differentiated Site Sourcing

Multi-channel origination via BTM expertise, energy partnerships, and curated developer network; access to sites unavailable through traditional channels

Capital-efficient GP/LP Structure

Lower balance sheet requirements vs. traditional development; GP land co-investment and building co-investment opportunities may drive near-term cash flow with compounding portfolio upside

Coordinated Execution Ecosystem

Factory-built modular components can dramatically reduce on-site labor, accelerate deployment, and ensure consistent quality; parallel workstreams across EPC and connectivity can eliminate single-point-of-failure risk

Repeatable Development Platform

Standardized frameworks designed to enable rapid campus development; each successive project can strengthen the platform — improving speed, execution certainty, and delivery capability

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Solving the Core Constraints of Hyper-scale AI Deployment

- ✓ Fully integrated power and infrastructure approach
- ✓ Strategic land location, regulatory, energy & connectivity advantages
- ✓ Sustainability and optional carbon capture & sequestration; environmental consideration
- ✓ Engineered to reduce tenant costs, ensure power security, leverage prime locations, and accelerate deployment with faster speed-to-market

	NEWERA ENERGY & DIGITAL BTM + Grid	Only Grid Model
Grid Connectivity	✓ Behind-the-meter powered - shell model aims to ensure power certainty and delivery speed.	✗ Direct interconnection offers long-term capacity but requires longer lead-times
Power	✓ Opportunity to expand into multi-GW campuses via secured power from price-certain resources	✗ Grid pricing is subject to market dynamics and evolving rate structures
Timeline	✓ Phased, rapid deployment can provide near-term access to highly scalable energy	✗ Scope for significant delays from interconnection queues and ongoing regulatory uncertainty
Reliable Infrastructure	✓ Designed to support AI-scale infrastructure and power needs with greater control over uptime and cost	✗ Higher risk of disruptions due to grid power outages or scheduled maintenance

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NUAI-Led Campus Development

Supported by **platform-level delivery partnerships**

RAMBØLL

rk

THUNDERHEAD ENERGY SOLUTIONS

ZERO INTENSITY

DEVELOPMENT TIMELINE

Land Site & Control

Identify and entitle sites with access to power, water, and fiber in desirable compute corridors.

Power Procurement

Control of power availability and economics expected through BTM integration.

Campus and Data Center Design

Modular, repeatable campus designs aim to reduce delivery timelines and execution risk.

Financing & Capital Structure

Long-term NNN lease structures aim to create stable, infrastructure-style cash flows.

Construction & Delivery

Partner-led construction and modular fabrication can reduce on-site complexity and improve schedule certainty.

Operations / Expansion

Phased campus expansion expected to enable efficient scaling from hundreds-of-MW to multi-GW.

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Our Multi-Campus & GW Platform

Under Development

Texas Critical Data Centers Campus (TCDC)

Size
1+ GW

Location
Outside City of Odessa, TX
Ector County (*492 acres*)

Partners
Ramboll, RK, et al.

Power
Natural gas

Pipeline Access
Enterprise, ONEOK, White Water

	Phase 1	Phase 2
PHASE	**Phase 1** 200 MW	**Phase 2** 450 MW, potential for 1+ GW
STATUS	• Engineering and infrastructure integration nearing final stages, with contracting underway • Progressing to final investment decision • Expect to start construction in Q2 2026	• Utilizing Phase 1 design platform • Integration activities progressing toward final milestones • Applying for grid interconnection

In Planning

New Mexico Campus

Size
7+ GW

Location
Southeast New Mexico
Lea County (3,500 acres)

Partners
Ramboll, RK, et al.

Power
Natural gas / Nuclear

Pipeline Access
Kinder Morgan (x2)

	Phase 1	Phase 2
PHASE	**Phase 1** 2 GW Planned	**Phase 2** Expansion, potential for 7+ GW
STATUS	• Feasibility engineering underway • Early stage tenant planning underway • Natural gas power	• Early development • Partnership with Last Energy for 1+ GW SMR development

Estimated Total Capacity

Size
8+ GW

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TCDC: Our Flagship Campus

- First major deployment of the NUAI development platform
- 438 acres owned + 54 acre corridor pending (Ector County, Texas)
- Permian Basin energy corridor
- Adjacent to generation assets operated by Vistra and Calpine
- Designed for phased expansion toward 1+ GW capacity



Warren CAT Equipment Sales, Parts & Service
Regen Diesel Repair
Vistra Energy
Calpine, Quail Run
TCDC Additional
54 acres
TCDC
438 acres

Access to existing energy infrastructure may accelerate development timelines and de-risk delivery — a critical advantage for hyperscalers demanding scalable, resilient power

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Deep Dive

Data Center Campus in the Permian Basin

TCDC Power Development Pathway

- **Initial Development (200 MW):** Phase 1 powered-shell deployment plans to leverage existing POI (point of interconnection)
- **Integrated Power Development (+450 MW):** Power with physically diverse gas supply from three pipelines; turbines on order through Thunderhead partnership
- **Campus Expansion (+350 MW):** Phased, demand-driven potential expansion toward 1+ GW of total capacity through additional BTM generation and grid interconnection



+ 54 ACRES
PLOT
20 ACRES NATURAL GAS GEN
450MW
28 ACRES
SUB-STATION UTILITY
+6 ACRES
A/1
A/2
A/3
A/4
A/5
C/6
A/7
B/8
B/9
B/10
OTHER PIPELINES

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Introducing: ATOM

A Next-Generation Modular Data Center Platform

25 MW
Base Deployment Unit

Precision-engineered for medium to high- density inference and advanced cloud platforms

∞
Scalability

Modular units stack side by side to reach desired capacity, scaling from 25MW to gigawatt-scale deployments

80%
Modular Construction

Factory-built components can dramatically reduce on-site labor, accelerate deployment, and ensure consistent quality

Fabricated by RK Mission Critical, a global provider of custom-engineered modular infrastructure, delivering scalable solutions for data, power, and mission-critical markets.

Key Features

The future of AI infrastructure

2026
Manufacturing Planned to Begin

Expect engineering finalization and manufacturing partnerships secured

2027/8
First Sites Energized

Expect initial deployments operational and serving production AI workloads

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Delivery Ecosystem

World-class strategic partnerships across the full project lifecycle expected to enable faster scaling, broader expertise, and consistent quality from concept through deployment.

Design & Engineering

Designed in collaboration with EYP & Ramboll

- ✓ **Engineering Precision**
  The combination of EYP/ Ramboll's design expertise and RK Mission Critical's manufacturing aims to ensure we meet exact engineering specifications.
- ✓ **Unmatched Expertise**
  EYP/Ramboll bring decades of data center design experience to the ATOM platform.
- ✓ **Massive Portfolio**
  EYP/Ramboll have designed more than 75 million square feet of data centers worldwide.

Manufacturing

Strategic partnership with RK Mission Critical

- ✓ **Dedicated Fabrication Capacity**
  Our partnership with RK Mission Critical allows New Era to have qualified production capacity in their controlled manufacturing facilities, which helps to ensure consistent timely supply for our needs.
- ✓ **Proven Track Record**
  With nearly 65 years in business, RK Mission Critical has experience executing on complex data center projects, bringing unparalleled experience to our partnership.
- ✓ **Delivery Guarantee**
  This collaboration is expected to help us reliably deliver on our promises, backed by RK Mission Critical's vertically integrated manufacturing capabilities.

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Capital Structure

Building the Midstream Infrastructure of the AI Economy

- ✓ Proven infrastructure development framework widely adopted across energy, real estate, and large-scale asset classes
- ✓ Isolates project-level risk while preserving parent-level optionality across a growing portfolio
- ✓ Enables flexible, project-specific capital formation with institutional partners
- ✓ Enhances overall financeability as the platform scales

NEWERA
ENERGY & DIGITAL

SPV 1: TCDC | SPV 2: New Mexico | . . . | SPV N

SIMPLE, REPEATABLE, SCALABLE STRUCTURE

All projects would be capitalized and managed individually, with cash returns flowing to NUAI as sponsor

HoldCo (NUAI)

Centralized developer, owner and asset manager

- Each project would be structured as an individual SPVs, receiving fees & distributions from each
- Would structure and manage tailored partnerships for each SPV
- Co-investment opportunities would be at the asset level

OpCo (Project SPVs)

Standalone structures with ring-fenced risk management & project specific partnerships

- Project SPVs would be designed around individual tenant's needs
- Institutional capital would be raised through SPV-specific capital partners & structures
- Debt and Project risks would be ring-fenced in SPV

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Nasdaq: NUAI | newerainfra.ai 14 ● Large - scale AI infrastructure projects require institutional capital partnerships ● Projects would be financed primarily at the asset (project) level ● NUAI would act as sponsor and developer (General Partner – "GP") ● Institutional partners would provide most of the capital (Limited Partners – "LP") ● Structure is designed to scale while limiting parent - level dilution The GP Opportunity The GP contributes land as LP - side investments and can co - invest at LP economics — compounding upside across a growing portfolio while preserving ownership concentration with minimal parent - level dilution. NUAI General Partner (GP) · Sponsor & Developer Project Company (SPV) Institutional Investors Limited Partners (LP) · Provide majority of capital NUAI would receive dev. & mgmt. fees LPs would provide capital LPs would receive returns Project Financing

Nasdaq: NUAI | newerainfra.ai 15 JAN FEB MAR Closed acquisition of remaining 50% of TCDC from Sharon AI Announced appointment of Charlie Nelson as President and COO Announced strategic 54 - acre corridor LOI adjacent to TCDC Announced 450MW behind - the - meter generation plan Commercial arrangement with Thunderbird & Turbine - X Announced appointment of Ted Warner as Chief Financial Officer Key Milestones Achieved in 2026 LOI signed with RK

Nasdaq: NUAI | newerainfra.ai 16 Advancing site control and development readiness Progressing power development and interconnection planning Engineering and execution partner engagement Commercial discussions with potential customers Project - level financing partnerships Continued expansion of the development team Developer Owner Manager Near - Term Operational Priorities

www.newerainfra.ai Appendix For more information nuai@orangegroupadvisors.com Investor relations Lincoln Tan

Fully Diluted Shares Outstanding Nasdaq: NUAI | newerainfra.ai 18 Our Proposed Solution ● Single standardized platform — one proven design, engineered for consistent replication across sites ● Built - in flexibility and buffer margin to accommodate future hardware upgrades and density increases Industry Pain Point ● Skilled construction labor shortages and extended equipment lead times driving 18 – 24 - month timelines, unpredictable costs, and inconsistent delivery outcomes ● AI compute demand doubling approximately every six months while large - scale build complexity continues to increase Client Consensus ● Universal requirement for higher power density to support next - generation AI workloads ● Speed to market identified as the primary decision driver across client segments — not design customization The Case for Standardization

Liquid Cooling Percentage of heat load removed via direct - to - chip liquid cooling Nasdaq: NUAI | newerainfra.ai 19 Data Hall Footprint 200,000 sq ft Engineered to optimize the balance between performance, efficiency, and economics Server Capacity 2,500 racks Target Efficiency 1.2 - 1.5 PUE 60 - 80% 45 - 135 kW/rack Maximum rack density capability 98.5% Target Efficiency Electrical distribution efficiency ATOM by the Numbers

Nasdaq: NUAI | newerainfra.ai 20 Optional generators can be removed when used in conjunction with microgrids for higher density campus Designed for upgradability and flexibility Partnering with established modular manufacturers like RK Mission Critical to access dedicated, high - volume production capacity — compressing timelines through offsite fabrication and integrated multi - trade EPC delivery 20 A Flexible and Efficient Solution Growth Engine

Breakthrough Technology

Hybrid Liquid Cooling

- ✓ Direct-to-chip cold plates capturing heat at the source
- ✓ Hybrid liquid-air approach — best of both technologies
- ✓ 0.15 WUE (L/kWh), SOTA cooling efficiency
- ✓ Not incremental improvement — a fundamental reimagining of thermal management


70-80%

Liquid Cooling

GPU/CPU heat captured by micro-channel cold plates with dielectric fluid—removing heat directly at the source


20-30%

Air Cooling

Networking, storage, and memory cooled with precision air handling —optimized for lower-density components


90%+

Free Cooling

Dry coolers operate on ambient air—achieving over 90% free cooling hours with zero water consumption

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Two-Story Architecture

Mezzanine-Level MEP Infrastructure

Conventional data centers place mechanical, electrical, and plumbing ("MEP") systems adjacent to the data hall, wasting valuable space and creating inefficiencies. ATOM's revolutionary two-story design stacks MEP systems directly above the IT load — maximizing usable capacity and delivering structural advantages that traditional configurations cannot achieve.

- ✓ **15-20% Energy Reduction**
  Shorter piping runs reduce pumping energy compared to traditional horizontal distribution
- ✓ **Gravity-Assisted Flow**
  Condensate return uses gravity, reducing pump requirements and energy consumption
- ✓ **Zero-Downtime Maintenance**
  All MEP servicing happens above—data hall operations never interrupted, which can ensure 99.999% uptime reliability
- ✓ **Optimal Distribution**
  CDUs positioned directly above IT load for minimal pressure drop and maximum thermal efficiency

Petabit- Scale Network

Designed for 10,000+ GPU clusters

Modern AI training demands massive east-west bandwidth with ultra-low latency. ATOM's network fabric is purpose-engineered for large-scale GPU clusters, delivering non-blocking petabit throughput with RDMA and InfiniBand support — infrastructure engineered to sustain the most demanding AI training operations at scale.

10-20
Pbps Capacity
Non-blocking spine layer total bandwidth —true petabit-scale infrastructure

800G
Per Port
32-64 spine switches in full mesh topology with 800 Gbps connectivity

<1
μs Latency
Sub-microsecond switch latency with RDMA /InfiniBand HPC fabric for AI workloads

Nasdaq: NUAI | newerainfra.ai
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Energy Infrastructure

Intelligent Load & Grid Management

- ✓ Advanced power architecture can dynamically optimize flow from diverse sources to meet real-time demand
- ✓ Intelligent load management — channeling surplus power to battery storage before grid return
- ✓ Excess capacity redirected to grid during low-demand periods, supporting broader stability
- ✓ Generation scaled to maintain optimal efficiency and minimize waste


Smart Substation
Manages flow to Data Center
Natural Gas Generation
Flexible dispatchable source
Optional Nuclear
Low-carbon base load supply
NEWERA
ENERGY & DIGITAL
Integrated Power Architecture
Solar PV
Renewable daytime generation
Grid Connection
Bidirectional export/import
Battery Storage
Priority for excess energy

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Power Strategy

Campus Integrated Power Generation

Grid + Gas + BESS + Renewables

ATOM's power strategy is designed not only to ensure reliability, but to establish a resilient, adaptable energy platform that mitigates risk, optimizes costs, and creates revenue opportunities. The multi-source approach aims to maintain consistent power availability while enabling participation in grid services markets.

Utility Feed

345+ kV high-voltage feed provides primary power with utility-grade reliability

Campus BESS

Battery energy storage systems provide 2-4 hours full campus backup runtime

Power Generation Islands

Independent power generation with 99.999% uptime reliability across the campus

Sustainability

Responsible Infrastructure

Building for Communities, not just Capacity.

Grid Independence

We bring our own power generation to help minimize the impact on local electrical grids and communities

Industry-Leading Water Efficiency

Minimal water consumption compared to traditional data centers

Zero Emissions Power

Aim to achieve zero emissions from natural gas through partnership with Zero Point

Community First

Infrastructure that supports growth and aims to avoid burdening local resources

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Modular Design

Standardized Product Platform

ATOM establishes **a unified design architecture, standardized across mechanical, electrical, and structural systems.** Subsequent offerings can be efficiently adapted to address the full spectrum of AI and HPC requirements, leveraging shared vendor relationships, operational knowledge, and repeatable deployment processes.

Common Vendor Stack

Schneider, Vertiv, Arista—same platforms across all products for operational efficiency and volume pricing power

Liquid Cooling Standard

Direct-to-chip technology—consistency across scale

Electrical Efficiency

Campus BESS integration and 98%+ distribution efficiency across entire platform

Design Reuse

80+% of engineering copies site-to-site, dramatically reducing design costs and accelerating deployment timelines

Single BMS Platform

Unified building management system across all sites—one training program, one operational playbook, consistent performance

Proven Partners

Tier-1 vendors with global support networks and proven track records at massive scale

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Fully Diluted Shares Outstanding

Security Class	Shares Outstanding	Shares Issued	Unexercised Warrants	Restricted Stock Units	Employee Options	Convertible Debt	Fully Diluted
Common Stock *As of 12/31/25*	53,449,171	53,623,529	-	-	-	-	53,449,171
Employee Options	-	-	-	-	650,000	-	650,000
2026 Stock Warrants Exercised *As of 3/8/26*(1)	3,384,600	3,384,600	12,915,400	-	-	-	12,915,400
2026 Other Stock Issuances *As of 3/8/26*(2)	41,416	41,416	-	-	-	-	-
Warrants – De-SPAC (Public Warrants) (3)	-	-	5,750,000	-	-	-	5,750,000
Warrants – De-SPAC (Private Warrants) (3)	-	-	230,750	-	-	-	230,750
Total Common Stock *As of 3/8/26*	56,775,187	56,949,545	-	-	-	-	56,775,187
Executive RSU & PSU(4)	-	-	-	2,442,690	-	-	2,442,690
Convertible Debt(5)	-	-	-	-	-	3,569,198	3,569,198
Total	**56,775,187**	**56,949,545**	**18,896,150**	**2,442,690**	**650,000**	**3,569,198**	**82,333,225**

Notes

1. Includes 3,284,600 warrants exercised by ATW AI Infrastructure II LLC ("ATW") as of March 8, 2026. ATW has a total of 12,915,400 unexercised warrants remaining, at an exercise price of $2.00 per share. In certain circumstances, ATW's warrants may be exercised on a cashless basis.

2. Represents (a) 31,564 shares of common stock, par value $0.0001 ("common stock"), issued to a Company director on February 9, 2026 and (b) 9,852 shares of common stock issued to a Company employee on January 26, 2026 in connection with a net employee stock option exercise.

3. Each of the Public Warrants and Private Warrants (the "Tradeable Warrants") entitles the holder to purchase one share of our common stock at an exercise price of $11.50 per share, subject to customary adjustments. In certain circumstances, the Tradeable Warrants may be exercised on a cashless basis.

4. Represents 1,221,345 restricted stock units ("RSUs") that were issued to each of the Chief Executive Officer ("CEO") and President and Chief Operating Officer ("President & COO") on January 28, 2026 as part of their respective compensation packages. The RSUs vest monthly over a four-year period. The CEO and President & COO were also each issued 3,664,036 performance stock units ("PSUs") on January 28, 2026, which are not reflected in this table.

5. Pursuant to the membership interest purchase agreement with SharonAI, Inc. ("SharonAI"), the Company agreed to pay an aggregate purchase price of $70 million to SharonAI, which consists of:
   a. $10 million payable in cash;
   b. $10 million payable in equity securities before the earlier of (i) March 31, 2026 and (ii) the Company's next equity financing transaction; and
   c. $50 million payable in the form of a senior secured convertible promissory note ("convertible note") which matures on June 30, 2026.

Based on a 30-day VWAP of $5.6035 as of March 10, 2026, there are approximately 1.78 million shares of common stock issuable pursuant to 5(b), which are included in the table.

SharonAI may convert 20% of the convertible note into shares of common stock at a conversion price equal to the 30-day VWAP, and subject to a floor of 20% of the Nasdaq closing price. Based on a 30-day VWAP of $5.6035 as of March 10, 2026, there are approximately 1.78 million shares of common stock issuable upon conversion of the convertible note, which are included in the table in addition to the common stock issuable pursuant to 5(b).

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Nasdaq: NUAI | newerainfra.ai 27 Site Survey

Nasdaq: NUAI | newerainfra.ai 28

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